UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

Current Report Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 1, 2004

Triton PCS Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-15325	23-2974475
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1100 Cassatt Road

Berwyn, Pennsylvania

19312

(Address Of Principal Executive Offices, Including Zip Code)

(610) 651-5900

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Introductory Note

As previously reported, on December 1, 2004, pursuant to the closing of the first stage of an Exchange Agreement entered into on September 21, 2004 with AT&T Wireless Services, Inc. (“AT&T Wireless”) and Cingular Wireless, LLC, Triton PCS Holdings, Inc. transferred personal communications services (“PCS”) network assets held for use in its Virginia markets to AT&T Wireless in exchange for PCS network assets held by AT&T Wireless for use in certain of its North Carolina markets and in Puerto Rico and the U.S. Virgin Islands and the payment by Cingular Wireless to Triton of $175.0 million. On December 6, 2004, we filed a Current Report on Form 8-K (the “Original Report”) to report the transaction. The purpose of this Amendment No. 1 to the Original Report is to file the financial statements and pro forma financial information required by Item 9.01 of Form 8-K.

The disclosure in Item 1.01, Item 2.01 and Item 8.01 of the Original Report remains unchanged, and we hereby amend Item 9.01 of the Original Report to read in its entirety as follows:

Item 9.01. Financial Statements and Exhibits

(a)	Financial Statements and Exhibits

In accordance with Item 9.01(a) of Form 8-K, the financials statements associated with the acquisition by Triton of certain AT&T Wireless network assets and FCC licenses in North Carolina, Puerto Rico and U.S. Virgin Islands markets have been attached hereto.

(b)	Pro Forma Financial Information

In accordance with Item 9.01(b) of Form 8-K, pro forma financial information associated with the disposition of Triton’s Virginia network assets and related FCC licenses as well as the acquisition by Triton of certain AT&T Wireless network assets and FCC licenses in North Carolina, Puerto Rico and the U.S. Virgin Islands markets have been attached hereto.

(c)	Exhibits:

2.1	Exchange Agreement among Triton PCS Holdings, Inc., the entities defined therein as Triton Contributing Entities, AT&T Wireless Services, Inc., the entities defined therein as AWS Contributing Entities and Cingular Wireless LLC (incorporated by reference to Exhibit 2.1 to the Form 8-K of Triton PCS Holdings, Inc., dated September 21, 2004 and filed September 27, 2004)

10.1	Spectrum Manager Lease, dated November 12, 2004, between AWS License Newco, LLC and AWS Network Newco, LLC (incorporated by reference to Exhibit 10.1 to the Form 8-K of Triton PCS Holdings, Inc., dated November 29, 2004 and filed December 6, 2004)

10.2	Spectrum Manager Lease, dated October 27, 2004, between TeleCorp Communications, LLC, and AWS Network Newco, LLC (incorporated by reference to Exhibit 10.1 to the Form 8-K of Triton PCS Holdings, Inc., dated November 29, 2004 and filed December 6, 2004)

23.1	Consent of Independent Registered Public Accounting Firm

99.1	Historical Financial Statements of the Puerto Rico and North Carolina Operations of AT&T Wireless Services, Inc.

(a)	Report of Independent Registered Public Accounting Firm

(b)	Combined Statements of Operations and Divisional Equity for the Nine Months Ended September 30, 2004 and the Years ended December 31, 2003 and 2002

(c)	Combined Balance Sheets at September 30, 2004 and December 31, 2003

(d)	Combined Statements of Cash Flows for the Nine Months Ended September 30, 2004 and the Years ended December 31, 2003 and 2002

(e)	Notes to Combined Financial Statements

99.2	Historical Financial Statements of the Puerto Rico Operations

(a)	Report of Independent Registered Public Accounting Firm

(b)	Statement of Operations and Divisional Equity for the Period from January 1, 2002 to February 14, 2002

(c)	Statement of Cash Flows for the Period from January 1, 2002 to February 14, 2002

(d)	Notes to Financial Statements

99.3	Unaudited Pro Forma Financial Statements of Triton PCS Holdings, Inc.

(a)	Unaudited Pro Forma Combined Condensed Consolidating Balance Sheet as of September 30, 2004

(b)	Unaudited Pro Forma Combined Condensed Consolidating Statement of Operations for the Nine Months Ended September 30, 2004

(c)	Unaudited Pro Forma Combined Condensed Consolidating Statement of Operations for the Year Ended December 31, 2003

(d)	Notes to Unaudited Pro Forma Combined Condensed Consolidating Financial Statements

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRITON PCS HOLDINGS, INC.

Date: February 14, 2005	By:	/s/ David D. Clark
David D. Clark
Executive Vice President, Chief Financial Officer
and Secretary